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                                                                   Exhibit 23.15


                                  ERNST & YOUNG


                 RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountant of Shmay Bar Real Estate(1993) Ltd., we hereby consent to the incorporation of our report of that company's 2001 financial statements included in this Form 10K, into the company's previously field Registration Statement File No. 333-61895 and No. 333-55970.


                                   KOST, FORER & GABBAY
                         A Member of Ernst & Young International

March 21, 2002




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